Income Taxes	12 Months Ended
Sep. 27, 2014
Income Taxes

Note 5 – Income Taxes

The provision for income taxes for 2014, 2013 and 2012, consisted of the following (in millions):

	2014	2013	2012
Federal:
Current	$8,624	$9,334	$7,240
Deferred	3,183	1,878	5,018

	11,807	11,212	12,258

State:
Current	855	1,084	1,182
Deferred	(178)	(311)	(123)

	677	773	1,059

Foreign:
Current	2,147	1,559	1,203
Deferred	(658)	(426)	(490)

	1,489	1,133	713

Provision for income taxes	$13,973	$13,118	$14,030

The foreign provision for income taxes is based on foreign pre-tax earnings of $33.6 billion, $30.5 billion and $36.8 billion in 2014, 2013 and 2012, respectively. The Company’s consolidated financial statements provide for any related tax liability on undistributed earnings that the Company does not intend to be indefinitely reinvested outside the U.S. Substantially all of the Company’s undistributed international earnings intended to be indefinitely reinvested in operations outside the U.S. were generated by subsidiaries organized in Ireland, which has a statutory tax rate of 12.5%. As of September 27, 2014, U.S. income taxes have not been provided on a cumulative total of $69.7 billion of such earnings. The amount of unrecognized deferred tax liability related to these temporary differences is estimated to be approximately $23.3 billion.

As of September 27, 2014 and September 28, 2013, $137.1 billion and $111.3 billion, respectively, of the Company’s cash, cash equivalents and marketable securities were held by foreign subsidiaries and are generally based in U.S. dollar-denominated holdings. Amounts held by foreign subsidiaries are generally subject to U.S. income taxation on repatriation to the U.S.

A reconciliation of the provision for income taxes, with the amount computed by applying the statutory federal income tax rate (35% in 2014, 2013 and 2012) to income before provision for income taxes for 2014, 2013 and 2012, is as follows (dollars in millions):

	2014	2013	2012
Computed expected tax	$18,719	$17,554	$19,517
State taxes, net of federal effect	469	508	677
Indefinitely invested earnings of foreign subsidiaries	(4,744)	(4,614)	(5,895)
Research and development credit, net	(88)	(287)	(103)
Domestic production activities deduction	(495)	(308)	(328)
Other	112	265	162

Provision for income taxes	$13,973	$13,118	$14,030

Effective tax rate	26.1%	26.2%	25.2%

The Company’s income taxes payable have been reduced by the tax benefits from employee stock plan awards. For stock options, the Company receives an income tax benefit calculated as the tax effect of the difference between the fair market value of the stock issued at the time of the exercise and the exercise price. For RSUs, the Company receives an income tax benefit upon the award’s vesting equal to the tax effect of the underlying stock’s fair market value. The Company had net excess tax benefits from equity awards of $706 million, $643 million and $1.4 billion in 2014, 2013 and 2012, respectively, which were reflected as increases to common stock.

As of September 27, 2014 and September 28, 2013, the significant components of the Company’s deferred tax assets and liabilities were (in millions):

	2014	2013
Deferred tax assets:
Accrued liabilities and other reserves	$2,761	$1,892
Deferred revenue	1,787	1,475
Basis of capital assets and investments	898	1,020
Share-based compensation	454	458
Other	644	1,029

Total deferred tax assets	6,544	5,874
Less valuation allowance	0	0

Deferred tax assets, net of valuation allowance	6,544	5,874

Deferred tax liabilities:
Unremitted earnings of foreign subsidiaries	21,544	18,044
Other	120	112

Total deferred tax liabilities	21,664	18,156

Net deferred tax liabilities	$(15,120)	$(12,282)

Deferred tax assets and liabilities reflect the effects of tax losses, credits and the future income tax effects of temporary differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax bases and are measured using enacted tax rates that apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Uncertain Tax Positions

Tax positions are evaluated in a two-step process. The Company first determines whether it is more likely than not that a tax position will be sustained upon examination. If a tax position meets the more-likely-than-not recognition threshold it is then measured to determine the amount of benefit to recognize in the financial statements. The tax position is measured as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement. The Company classifies gross interest and penalties and unrecognized tax benefits that are not expected to result in payment or receipt of cash within one year as non-current liabilities in the Consolidated Balance Sheets.

As of September 27, 2014, the total amount of gross unrecognized tax benefits was $4.0 billion, of which $1.4 billion, if recognized, would affect the Company’s effective tax rate. As of September 28, 2013, the total amount of gross unrecognized tax benefits was $2.7 billion, of which $1.4 billion, if recognized, would affect the Company’s effective tax rate.

The aggregate changes in the balance of gross unrecognized tax benefits, which excludes interest and penalties, for 2014, 2013 and 2012, is as follows (in millions):

	2014	2013	2012
Beginning Balance	$2,714	$2,062	$1,375
Increases related to tax positions taken during a prior year	1,295	745	340
Decreases related to tax positions taken during a prior year	(280)	(118)	(107)
Increases related to tax positions taken during the current year	882	626	467
Decreases related to settlements with taxing authorities	(574)	(592)	(3)
Decreases related to expiration of statute of limitations	(4)	(9)	(10)

Ending Balance	$4,033	$2,714	$2,062

The Company includes interest and penalties related to unrecognized tax benefits within the provision for income taxes. As of September 27, 2014 and September 28, 2013, the total amount of gross interest and penalties accrued was $630 million and $590 million, respectively, which is classified as non-current liabilities in the Consolidated Balance Sheets. In connection with tax matters, the Company recognized interest and penalty expense in 2014, 2013 and 2012 of $40 million, $189 million and $140 million, respectively.

The Company is subject to taxation and files income tax returns in the U.S. federal jurisdiction and in many state and foreign jurisdictions. During the fiscal year ended September 27, 2014, the U.S. Internal Revenue Service (“IRS”) concluded its review of the years 2004 through 2009, which resulted in the Company reducing its gross unrecognized tax benefits by $570 million and recognizing a tax benefit of $166 million. The IRS is currently examining the years 2010 through 2012. In addition, the Company is also subject to audits by state, local and foreign tax authorities. In major states and major foreign jurisdictions, the years subsequent to 1996 and 2002, respectively, generally remain open and could be subject to examination by the taxing authorities.

Management believes that an adequate provision has been made for any adjustments that may result from tax examinations. However, the outcome of tax audits cannot be predicted with certainty. If any issues addressed in the Company’s tax audits are resolved in a manner not consistent with management’s expectations, the Company could be required to adjust its provision for income taxes in the period such resolution occurs. Although timing of the resolution and/or closure of audits is not certain, the Company does not believe it is reasonably possible that its unrecognized tax benefits would materially change in the next 12 months.